Leased Assets Under Capital Leases (Detail) In Thousands	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Class of property
Machinery and equipment	$ 62,213	¥ 5,173,000	¥ 6,182,000
Other leased assets	2,345	195,000	447,000
Less-Accumulated amortization	(45,604)	(3,792,000)	(5,022,000)
Capital Leases, Balance Sheet, Assets by Major Class, Net, Total	$ 18,954	¥ 1,576,000	¥ 1,607,000